SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 19, 2005

                                 --------------
                        THE FASHION HOUSE HOLDINGS, INC.

               (Exact name of registrant as specified in Charter)

                    formerly known as TDI Holding Corporation

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
            Colorado                           033-07075-LA                         33-1079781

 (State or other jurisdiction of           (Commission File No.)         (IRS Employee Identification No.)
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               8750 East Otero Circle, Centennial, Colorado 80112
                    (Address of Principal Executive Offices)

                                  303-289-4777
                            (Issuer Telephone number)




Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by

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applicable law,  including the securities laws of the United States,  Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed by Registrant within 60 days, as described in Item 9 below.


Item 1.01.  Entry into a Material Definitive Agreement

         The Registrant executed a Reverse Share Exchange Agreement ("Exchange Agreement") by and among the Registrant, formerly TDI Holding Corporation, a Colorado corporation, The Fashion House, Inc., a Delaware corporation ("Fashion House"), and shareholders of 100% of the common stock of Fashion House on August 19, 2005 (the "Fashion House Shareholders"). Under the Exchange Agreement (i) the Registrant would issue 14,114,200 post-split shares of its common stock to the Fashion House Shareholders in exchange for 100% of the common stock of Fashion House, (ii) Fashion House would become a wholly-owned subsidiary of the Registrant, (iii) the Registrant would change its name to "The Fashion House Holdings, Inc." and (iv) a reverse stock-split on a 21.8 to 1 basis such that each old share of common stock of the Registrant represents 1/21.8 share of common stock of the Registrant would become effective on August 29, 2005.

         The Registrant received the gross proceeds of the sale of these shares on August 19, 2005. The Registrant received net proceeds of approximately $2,500,000 less fees, including counsel fees for the investors of approximately $150,000.

      On August 19, 2005, the Registrant completed the sale of 2,500,000 shares of common stock as part of a private placement expected to sell at least 2,500,000 shares. The Managing Dealer for the private placement is Brookstreet Securities Corporation. The offering price is $1.00 per share. The Company will pay the Managing Dealer an 8% retail sales commission, a 2% non-accountable marketing allowance and a 3% non-accountable expense allowance. The Managing Dealer will also receive warrants to purchase Common Stock in an amount equal to 15% of the Common Stock sold at an exercise price of $1.00 per share. The
Registrant received net proceeds of approximately $2,500,000 less fees, including counsel fees for the investors of approximately $150,000.

      The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Item 2.01.  Completion of Acquisition or Disposition of Assets

       Pursuant to the terms of the Exchange Agreement by and among the Registrant, Fashion House and the Shareholders of Fashion House dated as of August 19, 2005, (i) the Registrant would issue 14,114,200 shares post-split of its common stock to the Fashion House Shareholders in exchange for 100% of the common stock of Fashion House and (ii) Fashion House would merge with and into the Registrant such that Fashion House became a wholly-owned subsidiary of the Registrant.

      By virtue of the Exchange Agreement, all the outstanding shares of common stock of Fashion House were exchanged for 14,114,200 post-split shares of common stock of the Registrant. The closing of the Exchange Agreement occurred on August 19, 2005 (the "Closing").

         Prior to the transaction, the Registrant has been an inactive company since the sale of substantially all of its assets in 2002 and did not realize any revenues from its planned operations in fiscal 2005. It was primarily engaged in the acquisition and exploration of mining properties. Since the Closing, the Registrant's primary operations now consist of the operations of Fashion House.

         Fashion House was organized in Delaware on April 11, 2002. Fashion House, is a California headquartered designer, developer and marketer of women's dress footwear with an emphasis on celebrity appeal, style, quality and fit.

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Item 3.02  Unregistered Sales of Equity Securities

         As of August 19, 2005, in connection with the Exchange Agreement, the Registrant issued 14,114,200 post-split shares of its common stock to the Fashion House Shareholders.

         As of August 19, 2005, the Registrant issued 2,500,000 shares of its common stock to certain investors. The Registrant received gross proceeds of $2,500,000.

         The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Item 5.01. Changes in Control of Registrant.


       On August 19, 2005, the Registrant issued 2,500,000 shares of common stock at $1.00 per share to certain investors.

       The Registrant executed a Reverse Share Exchange Agreement by and among the Registrant, formerly TDI Holding Corporation, a Colorado corporation, Fashion House, Inc., a Delaware corporation ("Fashion House"), and shareholders of approximately 100% of the common stock of Fashion House on August 19, 2005 (the "Fashion House Shareholders"). Under the Exchange Agreement (i) the Registrant would issue 14,114,200 post-split shares of its common stock to the Fashion House Shareholders in exchange for 100% of the common stock of Fashion House, (ii) Fashion House would merge with and into the Registrant such that Fashion House became a wholly-owned subsidiary of the Registrant, (iii) the Registrant would change its name to "The Fashion House Holdings, Inc." and (iv) a reverse stock-split on a 21.8 to 1 basis such that each old share of common stock of the Registrant represents 1/21.8 share of common stock of the Registrant would become effective on August 29, 2005.

       The closing date for the Exchange Agreement was August 19, 2005.


       As part of the transactions described above, the following changes to the Registrant's directors and officers have occurred or will occur:

        o Blair Zykan resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors effective as of August 19, 2005.

        o Louis F. Coppage resigned as a member of the Board of Directors effective as of August 19, 2005.

        o Jay Reano resigned from the Board of Directors effective as of August 19, 2005.

        o John Hanna, Christopher Wyatt, Joseph McCann, Eric Richardson and Steven W. Trager were appointed as directors of the Company effective as of August 19, 2005

        o John Hanna was appointed as Chairman of the Board, President and Chief Executive Officer effective as of August 19, 2005.

        o Ronald Wittman was appointed as Treasurer, Chief Financial Officer and Secretary, effective as of August 19, 2005.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT
     The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant's common stock immediately following execution of the Exchange Agreement by (i) each person known by Registrant to beneficially own five percent (5%) or more of the outstanding shares; (ii) Registrant's officers and directors; and (iii) Registrant's officers and directors as a group.

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========================= =========================================== ============================= ===============
     Title of Class                    Name and Address                   Amount and Nature of        Percent of
                                    of Beneficial Owner(1)                  Beneficial Owner            Class
------------------------- ------------------------------------------- ----------------------------- ---------------

Common Stock              Blair Zykan
                                                                       former President, CEO and
                                                                                director                  0%
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              Dale Stonedahl                                                                  0%
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              Louis F. Coppage                                   former director              *

------------------------- ------------------------------------------- ----------------------------- ---------------
                          Jay Reano                                         former director               *
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              John Hanna                                  6,915,958 shares, Chairman,         %
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              Christopher Wyatt                           6,915,958 shares, Director,          %
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              Joseph McCann                                    0 shares, Director             *
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              Eric Richardson.                                 0 shares, Director             *
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              Steven W. Trager                                 0 shares, Director             *
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              All officers and directors as a group (5)                13                     %
========================= =========================================== ============================= ===============
      *less than 5%
      (1) All shares reflected as post reverse stock split.
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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

On August 19, 2005, Blair Zykan, Louis F. Coppage and Jay Reano resigned as directors of the Registrant pursuant to the terms of the Exchange Agreement. Mr. Zykan resigned as President, Chief Executive Officer and Chief Financial Officer of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Zykan's, Coppage's and Reano's resignations are filed as Exhibit 17.1, 17.2 and 17.3 to this Form 8-K.

On August 19, 2005, John Hanna, Christopher Wyatt, Joseph McCann, Eric Richardson and Steven W. Trager were appointed as directors of the Registrant. On August 19, 2005, the Board appointed Mr. Hanna as Chairman of the Board, President and Chief Executive Officer and Ronald Wittman as Treasurer, Chief Financial Officer and Secretary. None of these officers entered into an employment agreement with the Registrant at this time but do have employment agreements with Fashion House, its wholly-owned subsidiary.

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Mr.  Hanna has founded  Fashion  House in 2002 and has been a board member since its  inception.  Mr.  Wittman has been employed by Fashion House since August 1,
2005   Neither  of  these   individuals   serve  as  a  director  of  any  other
publicly-reporting company.

There is no family relationship between any of our former officers or directors and our proposed officers and director. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On August 19, 2005, the Registrant effected (i) a change in its corporate name from "TDI Holding Corporation: to "The Fashion House Holdings, Inc." and (ii) a reverse stock split effective August 29, 2005 on a 21.8 to one basis such that each old share represents 1/21.8 of a new share, through the filing with the Secretary of State of the State of Colorado of a Articles of Amendment pursuant to Section Sections 7-90-301 and 7-110-106 of the Colorado Revised Statutes. A copy of such certificate is attached hereto as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01.    Other Events.

On August 19, 2005 the Board of Directors filed an Articles of Amendment to the Articles of Incorporation changing the name of the corporation from "TDI Holding Corporation" to "Fashion House Holdings, Inc."

The Registrant also filed for a new ticker symbol with the National Association of Securities Dealers (NASD). The NASD has informed the Registrant that on August 19, 2005, that the Registrant will receive its new ticker symbol within ten days.

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Item 9.    Financial Statement and Exhibits.

Exhibit     Description
 Number
-------     -----------

   3.1      Articles of Amendment

  10.1      Reverse Share Exchange Agreement dated as of August 19, 2005 by and among the Registrant, Rashion House, Inc. and the shareholders of Fashion House, Inc.

  10.2      Financial Statements of Fashion House Holdings, Inc. (1)

  10.3      Pro Forma Financial Information (1)



(1) To be filed by amendment within 71 days.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Fashion House Holdings, Inc.

                                        By:          /s/ John Hanna
                                            ------------------------------------
                                                         John Hanna
                                           President and Chief Executive Officer

Dated: August 19, 2005